SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 18, 2000


                          ONE LIBERTY PROPERTIES, INC.
               (Exact name of registrant as specified in charter)




    Maryland                     0-11083                          13-3147497
    -------------------------------------------------------------------------
   (State or other         (Commission file No.)                (IRS Employer
    jurisdiction of                                                I.D. No.)
     incorporation)


     60 Cutter Mill Road, Suite 303, Great Neck, New York              11021
     -----------------------------------------------------------------------
     (Address of principal executive offices)                     (Zip code)

        Registrant's telephone number, including area code     516-466-3100
                                                               ------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K/A No. 1, dated February 18, 2000 (filed with the Securities and Exchange Commission on February 18, 2000), as set forth in the pages attached hereto.

Item 7.  Financial Statements and Exhibits

(a) and (b)  Financial Statements of Property Acquired and Pro Forma
                   Financial Statements



Collin Creek Crossing Financial Statements As Of December 31, 1999

Report of Independent Auditors..............................................2
Statement of Revenue and Certain Expenses...................................3
Notes to Statement of Revenue and Certain Expenses........................4-5

One Liberty Properties, Inc. Pro Forma Consolidated Financial Statements As Of December 31, 1999 (Unaudited)


Pro Forma Consolidated Financial Statements (Unaudited).....................6
Pro Forma Consolidated Balance Sheet (Unaudited)............................7
Pro Forma Consolidated Income Statement (Unaudited).........................8
Notes to Pro Forma Consolidated Balance Sheet
   and Income Statement (Unaudited)......................................9-10


(c)   Exhibits

       None


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ONE LIBERTY PROPERTIES, INC.


Dated: Great Neck, NY               By: /s/ David W.Kalish
       April 24, 2000               -----------------------------------------
                                    David W. Kalish
                                    Vice President and Chief  Financial Officer


                         Report of Independent Auditors

To the Board of Directors of
One Liberty Properties, Inc.

We have audited the statement of revenues and certain expenses of the property at Collin Creek Crossing in Plano, Texas (the "Property"), as described in Note 1, for the year ended December 31, 1999. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of One Liberty Properties, Inc., and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Property, as described in Note 1, for the year ended December 31, 1999, in conformity with generally accepted accounting principles.



                                                 ERNST & YOUNG LLP
New York, New York
April 14, 2000

                              Collin Creek Crossing

                    Statement of Revenue and Certain Expenses
                                    (Note 1)

                          Year ended December 31, 1999


Revenues (Note 3):
   Rental income                                          $  681,903

Certain expenses:
  Property operating expenses                                  3,400
  Insurance                                                    5,664
  Property management fees                                    12,266
                                                             -------
Total certain expenses                                        21,330
                                                             -------

Revenues in excess of certain expenses                    $  660,573
                                                          ==========


See accompanying notes.

                              Collin Creek Crossing

               Notes to Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1999


1. Basis of Presentation

Presented herein is the statement of revenues and certain expenses related to the operation of a one-story, retail building, located at Collin Creek Crossing in Plano, Texas (the "Property"). The Property was purchased by a wholly owned subsidiary of One Liberty Properties, Inc. (the "Company"). The Property was purchased on February 10, 2000.

The accompanying financial statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate property. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by the Company in the proposed future operations of the Property. Items excluded consist of interest, depreciation and general and administrative expenses not directly related to the future operations.

2. Use of Estimates

The preparation of a financial statement in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statement and accompanying notes.
Actual results could differ from those estimates.

3. Revenue Recognition

Rental income includes base rent that each tenant is required to pay in accordance with the terms of their respective leases reported on a straight line basis over the initial term of the lease. The excess of amounts so recognized over amounts due pursuant to the underlying leases amounted to approximately $69,000 for the year ended December 31, 1999.

4. Lease Agreements

The Property is leased under noncancellable operating leases to two corporate tenants which expire in 2013 and 2014, with certain tenant renewal rights. The lease agreements are net lease arrangements which require the tenant to pay not only rent but all the expenses of the Property including maintenance, taxes, utilities and insurance.

                              Collin Creek Crossing

4. Lease Agreements (continued)

The minimum future rentals to be received over the next five years on the operating leases at December 1999 are as follows:

              Year ending December 31,
                2000                                            $   783,054
                2001                                                783,054
                2002                                                783,054
                2003                                                809,250
                2004                                                861,250
                Thereafter                                        8,048,738
                                                                  ---------

                                                                $12,081,840
                                                                ===========

                            One Liberty Properties, Inc.

                   Pro Forma Consolidated Financial Statements
                                   (Unaudited)


The unaudited pro forma consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of December 31, 1999 has been prepared as if the Company's acquisition of Collin Creek Crossing (the "Property") had been consummated on December 31, 1999. The unaudited pro forma consolidated income statement for the year ended December 31, 1999 is presented as if the Company's acquisition of the Property occurred at January 1, 1999 and the effect was carried forward through the year.

The pro forma consolidated financial statements do not purport to represent what the Company's financial position or results of operations would have been assuming the completion of the Company's acquisition of the Property had occurred at January 1,1999 and for the year indicated, nor do they purport to project the Company's financial position or results of operations at any future date or for any future period. These pro forma consolidated financial statements should be read in conjunction with the Company's 1999 annual report on Form 10-K.


                          One Liberty Properties, Inc.

                Pro Forma Consolidated Balance Sheet (Unaudited)

                             As of December 31, 1999

                             (Dollars in thousands)

                                                         The Company       Purchase of      The Company
                                                          Historical        Property         Pro Forma
                                                             (A)               (B)          as Adjusted
                                                      ---------------------------------------------------

Assets
Real estate investments, at cost:
   Land                                                      $  16,639           $  1,530      $   18,169
   Buildings                                                    59,269              6,120          65,389
                                                      ---------------------------------------------------
                                                                75,908              7,650          83,558
Less accumulated depreciation                                    5,138                  -           5,138
                                                      ---------------------------------------------------
                                                                70,770              7,650          78,420

Cash and cash equivalents                                       11,247             (2,650)          8,597
Unbilled rent receivable                                         1,737                  -           1,737
Rent, interest, deposits and other receivables                     813                  -             813
Investment in BRT Realty Trust (related party)                     240                  -             240
Deferred financing costs                                           732                  -             732
Other                                                              410                  -             410
                                                      ===================================================
                                                            $   85,949           $  5,000      $   90,949
                                                      ======================================================

Liabilities and stockholders' equity
Mortgages payable                                           $   35,735           $  5,000      $   40,735
Accrued expenses and other liabilities                             410                  -             410
Dividends payable                                                    -                  -               -
                                                      ------------------------------------------------------
Total liabilities                                               36,145              5,000          41,145
                                                      ------------------------------------------------------

Commitments and contingencies                                        -                  -               -

Minority interest in subsidiary                                      2                  -               2
                                                      ------------------------------------------------------

Stockholders' equity:
   Redeemable convertible preferred stock                       10,802                  -          10,802
   Common stock                                                  2,980                  -           2,980
   Paid-in capital                                              31,338                  -          31,338
   Accumulated other comprehensive income                           33                  -              33
   Accumulated undistributed net income                          4,649                  -           4,649
                                                      ------------------------------------------------------
Total stockholders' equity                                      49,802                  -          49,802
                                                      ======================================================
                                                           $    85,949           $  5,000      $   90,949
                                                      ======================================================

See accompanying notes.



                          One Liberty Properties, Inc.

               Pro Forma Consolidated Income Statement (Unaudited)

                             As of December 31, 1999

                             (Dollars in thousands)

                                          The Company      Purchase of     The Company
                                           Historical       Property         Pro Forma         Pro Forma
                                              (A)              (B)          Adjustments       as Adjusted
                                     ----------------------------------------------------------------------

Revenues:
   Rental income                          $     8,831       $      682       $      4      $        9,517
                                                                        (C)
   Interest and other income                    1,349                -            (80)              1,269
                                                                        (D)
                                     ----------------------------------------------------------------------
                                               10,180              682            (76)             10,786
                                     ----------------------------------------------------------------------

Expenses:
   Depreciation and amortization                1,645                -            153               1,798
                                                                        (E)
   Interest - mortgages payable                 2,543                -            418               2,961
                                                                        (F)
   Leasehold rent                                 289                -              -                 289
   General and administrative                     933               21            (12)                942
                                                                        (G)
                                     ----------------------------------------------------------------------
                                                5,410               21            559               5,990
                                     ----------------------------------------------------------------------

Income before gain on sale and
   minority interest                            4,770              661           (635)              4,796
                                     ----------------------------------------------------------------------

Gain on sale of real estate                        62                -              -                  62
Gain on sale of available-for-sale
   securities                                      64                -              -                  64
                                     ----------------------------------------------------------------------
                                                  126                                                 126
                                     ----------------------------------------------------------------------

Income before minority interest                 4,896              661           (635)              4,922
Minority interest                                 (17)               -              -                 (17)
                                     ======================================================================
Net income                             $        4,879   $          661    $      (635)     $        4,905
                                     ======================================================================

Calculation of net income
   applicable to common
   stockholders:
     Net income                        $        4,879   $          661    $      (635)     $        4,905
     Less dividends and accretion
       on preferred stock                       1,247                -              -               1,247
                                     ======================================================================
     Net income applicable to
       common stockholders             $        3,632   $          661    $      (635)     $        3,658
                                     ======================================================================

Net income per common share
   Basic (H)                           $         1.23                                      $         1.24
                                     =================                                   ==================
   Diluted (H)                         $         1.23                                      $         1.23
                                     =================                                   ==================

See accompanying notes.


                          One Liberty Properties, Inc.

             Notes to Pro Forma Consolidated Statements (Unaudited)

                                December 31, 1999



1. Notes to Pro Forma Consolidated Balance Sheet

(A) To reflect the consolidated balance sheet of One Liberty Properties, Inc. (the "Company") as of December 31, 1999 as reported on Form 10-K.

(B) To reflect the February 10, 2000 purchase price allocation for the Company's acquisition of the property located at Collin Creek Crossing in Plano, Texas (the "Property"), as of December 31, 1999 for $7.65 million. There was no independent valuation performed on these properties. $2.65 million of the purchase price was funded from the Company's cash balance and the remaining balance of $5 million was financed through a $5 million mortgage note collateralized by the Property.

2. Notes to Pro Forma Consolidated Income Statement

(A) To reflect the consolidated income statement of the Company for the year ended December 31, 1999 as reported on the Company's Form 10-K.

(B) To reflect the historical operations of the Property for the year ended December 31, 1999.

(C) Rental income from the Property adjusted to reflect straight line amounts as of January 1, 1999.

(D) To reflect reduction in interest as a result of the cash paid for the purchase of the Property.

(E) To reflect straight line depreciation for the Property based on an estimated useful life of 40 years.

(F) To reflect the interest expense for borrowings under the mortgage note financing secured by the Property ($5 million at 8.26%)

(G) To reflect the reduction of management fees paid to third parties as the Company will manage the Property.

                          One Liberty Properties, Inc.

             Notes to Pro Forma Consolidated Statements (Unaudited)
                                   (Continued)



2. Notes to Pro Forma Consolidated Income Statement (continued)

(H) Basic net income per common share is calculated based on 2,960,000 weighted average common shares outstanding and diluted net income per common share is calculated based on 2,963,000 weighted average common shares and common share equivalents outstanding.